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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 31, 2002

                            KENDLE INTERNATIONAL INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     OHIO                       000-23019                    31-1274091
---------------            ---------------------         -------------------
(State or other            (Commission File No.)            (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)


               441 VINE STREET, SUITE 1200, CINCINNATI, OHIO 45202
         -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (513) 381-5500
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)







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ITEM 5.           OTHER EVENTS.

On October 23, 2002 Kendle International Inc. announced the planned retirement of Executive Vice President and Chief Financial Officer, Timothy M. Mooney. Mooney's retirement became effective as of December 31, 2002. Mooney had served as Kendle's Chief Financial Officer since 1996 and as a director of the Company since 1997. Karl Brenkert III joined Kendle on October 31, 2002 and officially assumed his responsibilities as Senior Vice President and Chief Financial Officer effective January 1, 2003.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         KENDLE INTERNATIONAL INC.


Date: January 3, 2003                    By:   /s/Karl Brenkert III
                                               --------------------------------
                                               Name:  Karl Brenkert III,
                                               Title: Senior Vice President -
                                                      Chief Financial Officer









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